Taxation on ordinary activities	12 Months Ended
Dec. 31, 2020
Major Components Of Tax Expense Income [Abstract]
Taxation on ordinary activities

6 Taxation on ordinary activities

(a) Summary of taxation on ordinary activities

	2020 £m	2019 £m	2018 £m

UK corporation tax	38	8	60

Comprising:

– current year tax expense	38	41	66

– adjustments in respect of prior periods	–	(33)	(6)

Overseas tax	2,387	2,047	2,455

Comprising:

– current year tax expense	2,369	2,074	2,460

– adjustments in respect of prior periods	18	(27)	(5)

Total current tax	2,425	2,055	2,515

Deferred tax	(317)	8	(374)

Comprising:

– deferred tax relating to origination and reversal of temporary differences	(184)	55	(304)

– deferred tax relating to changes in tax rates	(133)	(47)	(70)

	2,108	2,063	2,141

(b) Franked Investment Income Group Litigation Order

The Group is the principal test claimant in an action in the United Kingdom against HM Revenue and Customs (HMRC) in the Franked Investment Income Group Litigation Order (FII GLO). There are 23 corporate groups in the FII GLO. The case concerns the treatment for UK corporate tax purposes of profits earned overseas and distributed to the UK.

The original claim was filed in 2003. The trial of the claim was split broadly into issues of liability and quantification. The main liability issues were heard by the High Court, Court of Appeal and Supreme Court in the UK and the European Court of Justice in the period to November 2012. The detailed technical issues of the quantification mechanics of the claim were heard by the High Court during May and June 2014 and the judgment handed down on 18 December 2014. The High Court determined that in respect of issues concerning the calculation of unlawfully charged corporation tax and advance corporation tax, the law of restitution including the defence on change of position and questions concerning the calculation of overpaid interest, the approach of the Group was broadly preferred. The conclusion reached by the High Court would, if upheld, produce an estimated receivable of £1.2 billion for the Group. Appeals on a majority of the issues were made to the Court of Appeal, which heard the arguments in June 2016. The Court of Appeal determined in November 2016 on the majority of issues that the conclusion reached by the High Court should be upheld. The Supreme Court gave permission for a number of issues to be appealed in two separate hearings. The first, in February 2020, concerned the time limit for bringing claims. HMRC sought to challenge existing case law. In November 2020 the Supreme Court handed down its judgment. The Supreme Court agreed to partially overturn existing case law but introduced a new test for determining whether claims of this type are in time. The case has been remitted to the High Court to apply that new test to the facts. The second hearing was heard in December 2020 and concerned issues relating to the type of claims BAT is entitled to bring. Judgment following the second December hearing is expected in 2021. In July 2018, the Supreme Court handed down its judgment in the Prudential Assurance Company Ltd case, which is closely related to the FII GLO. Applying the Prudential judgment reduces the value of the FII claim to approximately £0.6 billion, mainly as the result of the application of simple interest.

During 2015, HMRC paid to the Group a gross amount of £1,224 million in two separate payments. The payments made by HMRC have been made without any admission of liability and are subject to refund were HMRC to succeed on appeal. The second payment in November 2015 followed the introduction of a new 45% tax on the interest component of restitution claims against HMRC. HMRC held back £261 million from the second payment contending that it represents the new 45% tax on that payment, leading to total cash received by the Group of £963 million. Actions challenging the legality of the withholding of the 45% tax have been lodged by the Group. The First Tier Tribunal found in favour of HMRC in July 2017 and the Group’s appeal to the Upper Tribunal was heard in July 2018 and judgment has not yet been handed down.

The net £0.9 billion held by the Group is higher than the current value of the claim referred to above. Due to the uncertainty of the amounts and eventual outcome the Group has not recognised any impact in the Income Statement in the current or prior period. The receipt, net of the deduction by HMRC, is held as deferred income as disclosed in note 21. Any future recognition as income will be treated as an adjusting item, due to the size of the amount, with interest of £21 million for the 12 months to 31 December 2020 (2019: £28 million; 2018: £25 million) accruing on the balance, which was also treated as an adjusting item.

(c) Factors affecting the taxation charge

The taxation charge differs from the standard 19% (2019: 19%; 2018: 19%) rate of corporation tax in the UK. The major causes of this difference are listed below:

	2020		2019		2018

	£m	%	£m	%	£m	%

Profit before tax	8,672		7,912		8,351

Less: share of post-tax results of associates and joint ventures (see note 5)	(455)		(498)		(419)

	8,217		7,414		7,932

Tax at 19% (2019 and 2018: 19%) on the above	1,561	19.0	1,409	19.0	1,507	19.0
Factors affecting the tax rate:
Tax at standard rates other than UK corporation tax rate	368	4.5	353	4.8	384	4.8
Other national tax charges	142	1.7	147	2.0	204	2.6
Permanent differences	20	0.3	122	1.6	7	0.1
Overseas withholding taxes	155	1.9	106	1.4	155	1.9
Double taxation relief on UK profits	(22)	(0.3)	(29)	(0.4)	(35)	(0.4)
Unutilised/utilised tax losses	5	0.1	16	0.2	5	0.1
Adjustments in respect of prior periods	18	0.2	(60)	(0.8)	(11)	(0.1)
Deferred tax relating to changes in tax rates	(133)	(1.6)	(47)	(0.6)	(70)	(0.9)
Additional net deferred tax (credits)/charges	(6)	(0.1)	46	0.6	(5)	(0.1)

	2,108	25.7	2,063	27.8	2,141	27.0

(d) Adjusting items included in taxation

In 2020, adjusting items in taxation included a net credit of £35 million mainly relating to the release of a provision regarding the application of overseas withholding tax, the revaluation of deferred tax liabilities arising on trademarks recognised in the Reynolds American acquisition in 2017 due to changes in US state tax rates and the excise dispute in Russia (note 3(h)).

In 2019, adjusting items in taxation total a credit of £65 million relating primarily to changes in US state tax rates, relating to the revaluation of deferred tax liabilities arising on trademarks recognised in the Reynolds American acquisition in 2017.

In 2018, adjusting items in taxation relate to a £79 million credit due to changes in US state tax rates in the period, relating to the revaluation of deferred tax liabilities arising on trademarks recognised in the Reynolds American acquisition in 2017, and a £55 million charge related to retrospective guidance issued by a tax authority in the ENA region regarding the application of withholding tax (WHT) between 2015 and 2017.

(e) Tax on adjusting items

In addition, the tax on adjusting items, separated between the different categories, as per note 7, amounted to £287 million (2019: £373 million; 2018: £199 million). The adjustment to the adjusted earnings per share (note 7) also includes £8 million (2019: £17 million; 2018: £6 million) in respect of the non-controlling interests’ share of the adjusting items net of tax.

(f) Tax on items recognised directly in other comprehensive income

	2020 £m	2019 £m	2018 £m

Current tax	(5)	(7)	(8)

Deferred tax	23	138	(7)

Credited/(charged) to other comprehensive income	18	131	(15)

The tax relating to each component of other comprehensive income is disclosed in note 18.